U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 30, 2002



                            LEGENDS ENTERPRISES, INC.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)



           Oregon                      0-31677                 93-1179335
           ------                      -------                 -----------
 State or other jurisdiction    Commission File Number     (IRS Employer ID No.)
        of incorporation)



                             861 Barrett's Mill Road
                                   Concord, MA
                                   -----------
                    (Address of principal executive offices)

                                      01742
                                      -----
                                   (Zip Code)

                                 (781) 367-0629
                                 --------------
                           (Issuer's Telephone Number)

                              18848 SE Highway 212
                             Clackamas, Oregon 07915
                            ----------------- ------
                                (Former Address)

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective September 30, 2002, the Registrant's Board of Directors elected to replace the Registrant's independent accountants, Lazar Levine & Felix LLP, the Registrant's independent accountant for the Registrant's fiscal year ended December 31, 2001, with the firm of Tedder, James, Worden & Associates, P.A., to audit the Registrant's fiscal year ended December 31, 2002, as well as future financial statements, The Registrant's financial statements for its fiscal year ended December 31, 2001 contained a going concern opinion. The Registrant has recently changed management and new management wishes to work with an accounting firm with whom they had a previous business relationship.

     There were no disagreements within the last two fiscal years and subsequent periods with Lazar Levine & Felix LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Lazar Levine & Felix
LLP, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Lazar Levine & Felix LLP, furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated October 1, 2002, is filed as Exhibit
16.2 to this Form 8-K.

Item 7(c).  Exhibits.

     Number      Exhibit
     ------      -------

     16.2 Letter of Registrant's independent certified accountant, Lazar Levine & Felix LLP,



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



                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LEGENDS ENTERPRISES, INC.
                                        (Registrant)

                                        Dated: October 3, 2002


                                        By:s/ John J. Mahoney
                                           -------------------------------------
                                           John J. Mahoney, President



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


Exhibit 16.2
------------

                            Lazar Levine & Felix LLP
               Certified Public Accountants & Business Consultants
350 Fifth Avenue - Suite 6820                                629 Parsippany Road
New York,  NY 10118-0170                                    Parsippany, NJ 07054
(212) 736-1900                                                    (973) 428-3200
Fax (212) 629-3219                                            Fax (973) 428-6868

www.lazarcpa.com




                                 October 1, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Legends Enterprises, Inc.
         File Ref No. 000-31677

We were previously the independent accountants for Legends Enterprises, Inc. and, under the date of August 30, 2002, we reported on the financial statements of Legends Enterprises, Inc. as of and for the year ended December 31, 2001. On September 30, 2002, our appointment as independent accountants was terminated. We have read Legends Enterprises, Inc.'s statements included under Item 4 of its Form 8-K for an event dated September 30, 2002 and we agree with such statements.

                                    Very truly yours,


                                    s/Lazar Levine & Felix LLP
                                    ---------------------------------
                                    LAZAR LEVINE & FELIX LLP

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